EXHIBIT 4.14


                                                          364-Day


                      AMENDMENT AND WAIVER

          AMENDMENT AND WAIVER, dated as of November 28, 2001 (this "Amendment and Waiver"), to the Credit Agreement, dated as of July 2, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among INGERSOLL-RAND COMPANY, a New Jersey corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Banks"), THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), CITIBANK N.A. and DEUTSCHE BANC ALEX. BROWN INC., as co-syndication agents and THE BANK OF NOVA SCOTIA and BANK OF TOKYO MITSUBISHI TRUST COMPANY, as co-documentation agents.


                      W I T N E S S E T H:

          WHEREAS, the Borrower has requested certain amendments to, and waivers of, the Credit Agreement;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Section 1.1 (Definitions). (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto in proper alphabetical order the following defined term:

          "IR Parent" means Ingersoll-Rand Company Limited, a Bermuda company.

          (b) The definitions of "Consolidated Debt", "Consolidated Net Worth", "Consolidated Subsidiary", "Debt" and "Material Adverse
Effect" are hereby amended by replacing the references to "Borrower" therein with "IR Parent".

	  (c)  The definition of  "Cross Default" is hereby amended by
(i) inserting immediately after the first appearance of the word "Borrower" therein the words "or IR Parent" and (ii) by inserting immediately after the word "Borrower" in each of clauses (i) and
(ii) thereof the words ", IR Parent".

	  (d) The definition of "Lien" is hereby amended by inserting immediately after the word "Borrower" therein the words ", IR
Parent".

	  (e)  The definition of  "Material Debt" is hereby amended by
(i) inserting immediately after the word "Borrower" in clause (ii) thereof the words ", IR Parent" and (ii) deleting the word "its" appearing in clause (ii) thereof and inserting in lieu thereof the words "their respective".

	  (f) The definition of "Subsidiary" is hereby amended by inserting immediately before the period therein "or by IR Parent, as applicable".

          3. Amendment to Section 1.2 (Accounting Terms and Determinations). Section 1.2 is hereby amended by (i) replacing both occurrences of the words "the Borrower's" therein with the words "IR Parent's" and (ii) replacing the first occurrence of the words "the Borrower" therein with the words "IR Parent".

	  4.   Amendment to Section 1.3 (Types of Borrowings). Section
1.3 is hereby amended by inserting immediately after the word
"Borrower" therein the phrase "or IR Parent".

	  5. Representations and Covenants. Notwithstanding any provisions of the Credit Agreement to the contrary, each covenant, representation and warranty therein made by the Borrower and/or its Subsidiaries under Sections IV and V is hereby deemed, from and after the effectiveness hereof, also to be covenants, representations and warranties made by IR Parent and its Subsidiaries to the same extent as if each such reference to the Borrower and/or its Subsidiaries were also references to IR Parent and/or its Subsidiaries, and such amendments to the Credit Agreement shall be deemed to be made, including, as appropriate, to defined terms used in such provisions, as are necessary to effectuate the foregoing, provided that (i) the reference to the Borrower's incorporation in New Jersey shall, as so deemed to apply to IR Parent, be a reference in respect of IR Parent to the laws of Bermuda, (ii) the references in Section 4.4(a) and (b) to previously delivered financial statements of the Borrower shall not be so deemed also to refer to IR Parent,
(iii) Section 4.5 (Litigation) shall be deemed not to refer to the Borrower, but only to IR Parent, (iv) Section 4.6 (Compliance with ERISA) shall not be deemed also to apply to IR Parent, (v)
Section 4.7 (Environmental Matters) shall be deemed not to refer to the Borrower, but only to IR Parent, so that the representations and warranties made therein with respect to environmental matters shall be made by IR Parent and not the Borrower, (vi) the first sentence of Section 4.8 (Taxes) shall not be deemed also to apply to IR Parent, and the reference in the second sentence thereof to U.S. tax returns shall, as so deemed to apply to IR Parent, be a reference in respect of IR Parent to Bermuda tax returns, (vii) Section 5.1(a), (b), (c),
(e) and (f) shall be deemed not to refer to the Borrower, but only to IR Parent, so that the financial statements, the related compliance certificate, the reports, proxy statements and Securities and Exchange Commission filings referred to therein shall be required in respect of IR Parent and not the Borrower,
(viii) Section 5.1(g) shall not be deemed also to apply to IR Parent and (ix) Section 5.2(a) shall be deemed not to refer to the Borrower, but only to IR Parent, so that covenant made therein with respect to the maintenance of property shall be made by IR Parent and not the Borrower.

	  6. Amendments to Section 2 (The Credits). (a) Section 2 is hereby amended to make certain references therein to "the Borrower" references to each of the Borrower and/or IR Parent as follows: (i) in Section 2.1, by inserting immediately after both occurrences of the word "Borrower" therein the phrase "or IR Parent"; (ii) in Section 2.2, by inserting immediately after the word "Borrower" therein the phrase "or IR Parent, as applicable";
(iii) in Section 2.3, by replacing each reference therein to "the Borrower" with a reference to "the Borrower or IR Parent", except that in subsection 2.3(f)(iv) the words "the Borrower may not" are hereby replaced with the words "neither the Borrower nor IR Parent may"; (iv) in Section 2.4(a), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent, as the case may be"; (v) in Section 2.4(b), (x) by inserting immediately after the word "Borrower" in the second sentence therein and as such word first appears in the third sentence therein the phrase "or IR Parent, as the case may be" and (y) by inserting immediately after the word "Borrower" as such word appears for the second time in the third sentence therein the phrase "or IR Parent"; (vi) in Section 2.4(c), (x) by inserting immediately after the word "Borrower" in the first sentence therein the phrase "or IR Parent, as the case may be" and (y) by inserting immediately after both occurrences of the word
"Borrower" in the second sentence therein the phrase "or IR Parent"; (vii) in Section 2.5(a), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent"; (viii) in
Section 2.5(b), (x) by inserting immediately after the word "Borrower" in clause (ii) thereof the phrase "and IR Parent" and
(y) by inserting immediately after the word "Borrower" in clause
(iii) thereof the phrase "or IR Parent";  (ix) in Section 2.5(c),
(x) by inserting immediately after the first occurrence of the word "Borrower" therein the phrase "and IR Parent" and (y) by inserting immediately after the second and third occurrences of the word "Borrower" therein the phrase "or IR Parent"; (x) in
Section 2.5(d), (x) by inserting immediately after the first occurrence of the word "Borrower" therein the phrase "and IR Parent" and deleting the word "agrees" therein and inserting in lieu thereof the word "agree" and (y) by inserting immediately after the second occurrence of the word "Borrower" therein the phrase "or IR Parent, as the case may be,"; (xi) in Section
2.10(b) by inserting immediately after the word "Borrower" therein the phrase "and IR Parent"; (xii) in Section 2.11(a), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent"; (xiii) in Section 2.11(b), by inserting immediately after the word "Borrower" therein the phrase "and IR Parent"; (xiv) in Section 2.11(c), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent, as the case may be"; (xv) in Section 2.12(a), by inserting immediately after each of the first and second occurrences of the word "Borrower" therein the phrase "and IR Parent, as applicable,"; (xvi) in
Section 2.12(b), by inserting immediately after each of the four occurrences of the word "Borrower" therein the phrase "or IR Parent"; and (xvii) in Section 2.13, by inserting immediately after each of the five occurrences of the word "Borrower" therein the phrase "or IR Parent".

          (b) Section 2.15 of the Credit Agreement is hereby amended by inserting after each of the phrases "entitled to receive payments under this Agreement and the Notes" therein the phrase "from the Borrower or IR Parent".

	  (c) In addition, Section 2 of the Credit Agreement is hereby amended by adding the following Section 2.17 (IR Parent Costs) at the end thereof:

          SECTION 2.17 IR Parent Costs. (a) If the cost to any Bank of making or maintaining any Loan to IR Parent is increased, or the amount of any sum received or receivable by any Bank (or its Applicable Lending Office) is reduced, by an amount deemed by such Bank to be material, by reason of the fact that IR Parent is organized under the laws of, or principally conducts its business in, a jurisdiction or jurisdictions outside the United States of America, the Borrower and IR Parent shall indemnify such Bank for such increased cost or reduction within 15 days after demand by such Bank (with a copy to the Administrative Agent). A certificate of such Bank claiming compensation under this subsection (a) and setting forth the additional amount or amounts to be paid to it hereunder, together with calculations in reasonable detail supporting such amounts, shall be conclusive in the absence of clearly demonstrable error. No such compensation may be claimed (x) in respect of any Committed Loan for any period prior to the date 90 days before the date of notice by such Bank to the Borrower of its intention to make claims therefore or (y) to the extent such Bank was aware of such cost or reduction at the time the related Loan was made.

               (b)  Each Bank will promptly notify the
          Borrower and the Administrative Agent of any event of which it has knowledge that will entitle such Bank to additional interest or payments pursuant to the foregoing subsection (a) and will designate a different Applicable Lending Office, if, in the judgment of such Bank, such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Bank.

          7.   Amendments to Section 6.1 (Events of Default).  (a)
Section 6.1 is hereby amended to make certain references therein to "the Borrower" references to each of the Borrower and IR Parent, or to IR Parent only, as follows: (i) in Section 6.1(a), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent"; (ii) in Section 6.1(b), by inserting immediately after the word "Borrower" therein the phrase "or IR Parent"; (iii) in
Section 6.1(c), by inserting immediately after both occurrences of the word "Borrower" therein the phrase "or IR Parent"; (iv) in
Section 6.1(d), by inserting immediately after the word
"Borrower" therein the phrase "or IR Parent"; (v) in Section 6.1(f), by inserting immediately after the word "Borrower" therein the words ", IR Parent"; (vi) in Section 6.1(g), by inserting immediately after both occurrences of the word
"Borrower" therein the words ", IR Parent"; (vii) in Section 6.1(i), by inserting immediately after the word "Borrower" therein the words ", IR Parent"; (viii) in Section 6.1(j), by inserting in lieu of each occurrence of the word "Borrower" therein, the words "IR Parent"; (ix) in clause (ii) of Section
6.1, by inserting immediately after the second occurrence of the word "Borrower" therein the phrase "and IR Parent"; and (x) in the final proviso of Section 6.1, by (x) inserting immediately after the first and second occurrences of the word "Borrower" therein the phrase "or IR Parent" and (y) inserting immediately after the third occurrence of the word "Borrower" therein the phrase "and IR Parent".

          (b) In addition, Section 6.1 of the Credit Agreement is hereby amended by inserting immediately after subsection (j) thereof the following subsection (k):

          (k)  the guarantee of the Borrower, made in
          Section 9.16(a) hereof, shall cease to be effective or the Borrower shall contest the validity of such guarantee in court; or the guarantee of IR Parent made in Section 9.16(b) hereof shall cease to be effective or IR Parent shall contest the validity of such guarantee in court;

          8. Amendments to Section 3.2 (Borrowings). Section 3.2 of the Credit Agreement is hereby amended by inserting in the final sentence thereof after both occurrences of the word "Borrower" therein the words "and IR Parent".

	  9.   Amendments to Section 8 (Change in Circumstances).
(a) Section 8.2 of the Credit Agreement is hereby amended by inserting in the third sentence thereof after the word "Borrower" therein the words "or IR Parent, as the case may be,".

          (b) Section 8.3(a) of the Credit Agreement is hereby amended by inserting in the second to last sentence thereof after the word "Borrower" therein the words "or IR Parent, as the case may be,".

	  (c) Section 8.3(b) of the Credit Agreement is hereby amended by (i) inserting immediately after the first occurrence of the word "Borrower" therein the phrase "or IR Parent, as the case may be" and (ii) inserting immediately after the second and third occurrences of the word "Borrower" therein the phrase "or IR
Parent".

          10. Amendments to Section 9 (Miscellaneous). (a) Section 9.5 of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:

          For the purposes of this Section, any Loans assigned to the Borrower pursuant to Section 9.16 shall not be considered outstanding.

          (b)  Section 9.8 of the Credit Agreement is hereby amended by
(i) in the second sentence thereof, (x) inserting after the word
"Borrower" therein the words "and IR Parent" and (y) deleting the word "submits" therein and inserting in lieu thereof the word
"submit" and (ii) in the third sentence thereof, (x) inserting after the word "Borrower" therein the words "and IR Parent" and
(y) deleting the word "waives" therein and inserting in lieu thereof the word "waive".

(c) In addition, Section 9 of the Credit Agreement is hereby amended by adding the following Section 9.16 (Guarantee
Agreement) at the end thereof:

          SECTION 9.16 Guarantee Agreement. (a) Guarantee of the Borrower. In order to induce the Banks to extend credit to IR Parent hereunder, the Borrower hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of IR Parent. The Borrower further agrees that the due and punctual payment of the Obligations of IR Parent may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

               The Borrower waives presentment to, demand of payment from and protest to IR Parent of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Borrower hereunder shall not be affected by (a) the failure of any lender to assert any claim or demand or to enforce any right or remedy against IR Parent under the provisions of this Agreement and any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations;
          (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement or any other Loan Document or agreement; (d) the failure or delay of any Bank to exercise any right or remedy against any other guarantor of the Obligations; (e) the failure of any Bank to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (f) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (g) any other act, omission or delay to do any other act which may or might otherwise operate as a discharge of the Borrower as a matter of law or equity or which would impair or eliminate any right of the Borrower to subrogation.

               The Borrower further agrees that its
          guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Bank to any balance of any deposit account or credit on the books of any Bank in favor of the Borrower, IR Parent or any Subsidiary or any other Person.

               The obligations of the Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

               The Borrower further agrees that its
          obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank upon the bankruptcy or reorganization of the Borrower or IR Parent or otherwise.

               In furtherance of the foregoing and not in limitation of any other right which any Bank may have at law or in equity against the Borrower by virtue hereof, upon the failure of IR Parent to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Borrower hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Banks in cash an amount equal the unpaid principal amount of such Obligation. The Borrower further agrees that if payment in respect of any Obligation shall be due in currency other than Dollars and/or at a place of payment other than New York and if, by reason of any legal prohibition, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Bank, not consistent with the protection of its rights, then, at the election of such Bank and in reasonable consultation with the Borrower, the Borrower shall make payments of such Obligation in Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Bank against any losses or expenses (including losses or expenses resulting from fluctuations in exchange rates) that it shall sustain as a result of such alternative payment.

               Upon payment in full by the Borrower of any Obligation of IR Parent, each Bank shall, in a reasonable manner, assign to the Borrower the amount of such Obligation owed to such Bank and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Borrower, or make such disposition thereof as the Borrower shall direct (all without recourse to any Bank and without any representation or warranty by any Bank). Upon payment by the Borrower of any sums as provided above, all rights of the Borrower against IR Parent arising as a result thereof by way of right of subrogation, through the assignment described herein or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by IR Parent to the Bank (it being understood that, after the discharge of all the Obligations due and payable from IR Parent, such rights may be exercised by the Borrower notwithstanding that IR Parent may remain contingently liable for indemnity or other Obligations).

               (b) Guarantee of IR Parent. In order to induce the Banks to extend credit to the Borrower hereunder, IR Parent hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of the Borrower. IR Parent further agrees that the due and punctual payment of the Obligations of the Borrower may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

               IR Parent waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of IR Parent hereunder shall not be affected by (a) the failure of any lender to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement, any other Loan Document or otherwise;
          (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement or any other Loan Document or agreement; (d) the failure or delay of any Bank to exercise any right or remedy against any other guarantor of the Obligations;
          (e) the failure of any Bank to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (f) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (g) any other act, omission or delay to do any other act which may or might otherwise operate as a discharge of IR Parent as a matter of law or equity or which would impair or eliminate any right of IR Parent to subrogation.

               IR Parent further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Bank to any balance of any deposit account or credit on the books of any Bank in favor of the Borrower or any Subsidiary or any other Person.

               The obligations of IR Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

               IR Parent further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank upon the bankruptcy or reorganization of the IR Parent or Borrower or otherwise.

               In furtherance of the foregoing and not in limitation of any other right which any Bank may have at law or in equity against IR Parent by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, IR Parent hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Banks in cash an amount equal the unpaid principal amount of such Obligation. IR Parent further agrees that if payment in respect of any Obligation shall be due in currency other than Dollars and/or at a place of payment other than New York and if, by reason of any legal prohibition, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Bank, not consistent with the protection of its rights, then, at the election of such Bank and in reasonable consultation with IR Parent, IR Parent shall make payments of such Obligation in Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Bank against any losses or expenses (including losses or expenses resulting from fluctuations in exchange rates) that it shall sustain as a result of such alternative payment.

                Upon payment in full by IR Parent of any Obligation of the Borrower, each Bank shall, in a reasonable manner, assign to IR Parent the amount of such Obligation owed to such Bank and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by IR Parent, or make such disposition thereof as IR Parent shall direct (all without recourse to any Bank and without any representation or warranty by any Bank). Upon payment by IR Parent of any sums as provided above, all rights of IR Parent against the Borrower arising as a result thereof by way of right of subrogation, through the assignment described herein or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by the Borrower to the Bank (it being understood that, after the discharge of all the Obligations due and payable from the Borrower, such rights may be exercised by IR Parent notwithstanding that the Borrower may remain contingently liable for indemnity or other Obligations).

          11. Waiver. The Required Banks hereby waive any Default or Event of Default under the Credit Agreement, including of Section
5.7 (Consolidations, Mergers, Sales of Assets) or Section 6.1(j) (Change of Control) to the extent that it would otherwise directly result from the implementation of the corporate reorganization as and to the extent described in the Agreement and Plan of Merger, among Ingersoll-Rand Company, Ingersoll-Rand Company Limited and IR Merger Corporation, as attached to the proxy statement dated October 31, 2001 (the "Merger Agreement") and related information filed with the SEC and provided to the Banks in respect thereof, in each case prior to the date hereof.

	  12. Effectiveness. This Amendment and Waiver shall become effective as of the date hereof when (a) the Administrative Agent shall have received (i) counterparts hereof duly executed by the Borrower, IR Parent, the Administrative Agent and the Required
Banks, (ii) legal opinions of counsel for the Borrower and for IR Parent in form reasonably satisfactory to the Administrative
Agent, (iii) all documents the Administrative Agent may reasonably request relating to the existence of the IR Parent, the corporate authority for and the validity of this Amendment and Waiver and the Credit Agreement, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and (iv) evidence in form and substance reasonably satisfactory to the Administrative Agent that IR Parent has appointed an agent for service of process in New York City and (b) the certificate of merger referred to in the Merger Agreement and filed with the Treasurer of State of New Jersey shall have become effective.

	  13. Representations and Warranties. The Borrower and IR Parent hereby represent and warrant on the date hereof that, after giving effect to this Amendment and Waiver, (a) no Default or Event of Default has occurred and is continuing and (b) each of the representations and warranties of the Borrower and IR Parent in or pursuant to the Loan Documents is true and correct in all material respects, as if made on and as of the date hereof.

	  14.  Continuing Effect of Credit Agreement.  This
Amendment and Waiver shall not be construed as a waiver of or consent to any further or future action on the part of the Borrower or IR
Parent that would require a waiver or consent by the Administrative Agent and/or the Banks. Except as expressly amended or waived hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

	  15. Counterparts. This Amendment and Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

	  16.  GOVERNING LAW.  THIS AMENDMENT AND WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

	  17. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and Waiver, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their duly authorized officers as of the date first written above.





                              INGERSOLL-RAND COMPANY


                              By: /S/_________________________
                                Name:
                                Title:




                              INGERSOLL-RAND COMPANY LIMITED


                              By: /S/___________________________
                                Name:
                                Title:
                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent and as a Bank


                              By: /S/___________________________
                                     Name:
                                     Title:



                              CITIBANK, N.A., as Co-Syndication
                              Agent and as a Bank


                              By: /S/___________________________
                                     Name:
                                     Title:



                              THE BANK OF NOVA SCOTIA, as Co-
                              Documentation Agent and as a Bank


                              By: /S/___________________________
                                     Name:
                                     Title:



                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY, as Co-Documentation Agent
                              and as a Bank


                              By: /S/___________________________
                                     Name:
                                     Title:



                              DEUTSCHE BANC ALEX. BROWN INC.,
                              as Co-Syndication Agent


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:




                              DEUTSCHE BANK AG NEW YORK BRANCH
                              and/or CAYMAN ISLANDS BRANCH


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                              FLEET NATIONAL BANK


                              By: /S/___________________________
                                     Name:
                                     Title:



                              BANK OF AMERICA, N.A.


                              By: /S/___________________________
                                     Name:
                                     Title:



                              CREDIT SUISSE FIRST BOSTON


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                              WACHOVIA BANK, N.A.


                              By: /S/___________________________
                                     Name:
                                     Title:



                              BARCLAYS BANK, PLC


                              By: /S/___________________________
                                     Name:
                                     Title:



                              HSBC BANK USA


                              By: /S/___________________________
                                     Name:
                                     Title:



                              BNP PARIBAS


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                              ING (U.S.) CAPITAL LLC


                              By: /S/___________________________
                                     Name:
                                     Title:

                              By: /S/___________________________
                                     Name:
                                     Title:



                              WELLS FARGO BANK, N.A.


                              By: /S/___________________________
                                     Name:
                                     Title:



                              MELLON BANK, N.A.


                              By: /S/___________________________
                                     Name:
                                     Title:




                              THE BANK OF NEW YORK


                              By: /S/___________________________
                                     Name:
                                     Title:



                              CREDIT AGRICOLE INDOSUEZ


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                               STANDARD CHARTERED BANK


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                              INTESABCI-NEW YORK BRANCH


                              By: /S/___________________________
                                     Name:
                                     Title:



                              NORDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH


                              By: /S/___________________________
                                     Name:
                                     Title:


                              By: /S/___________________________
                                     Name:
                                     Title:



                              THE NORTHERN TRUST COMPANY


                              By: /S/___________________________
                                     Name:
                                     Title:



                              THE FUJI BANK, LIMITED


                              By: /S/___________________________
                                     Name:
                                     Title:



                              BANK OF IRELAND INTERNATIONAL
                              FINANCE LTD


                              By: /S/___________________________
                                     Name:
                                     Title: